Other financial assets	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Other financial assets
15. Other financial assets

All figures in £ millions	2022	2021 1

At beginning of year	113	138

Exchange differences	9	1

Acquisition of investments	12	4

Disposal of investments	(48)	(54)

Fair value movements - OCI	18	4

Fair value movements - income statement	29	20

At end of year	133	113

1.	Comparative balances have been restated – see Note 1b.
Other financial assets are unlisted securities of £
133m (2021: £113m), of which £24m (2021: £28m) are classified at fair value through other comprehensive income (FVOCI), with the remaining £109m (2021: £85m) mainly relating to investments in funds, being required to be held at fair value through profit and loss (FVTPL). The assets, which are not held for trading, relate to the Group’s interests in new and innovative educational ventures across the world. These are strategic investments and where permitted, the Group made the election to classify such investments as FVOCI on initial recognition of the assets. None of the investments are individually significant to the financial statements and therefore sensitivities have not been provided.
During the year, the Group disposed of investments that were classified as FVOCI for £31m (2021: £6m). These disposals predominantly relate to the Group’s investments in Credly in 2022 and Faethm in 2021. In both cases the remainder of the share capital was purchased by the Group and so the investment is disposed as the companies are now fully consolidated. The cumulative gain on disposal was £23m (2021: £4m).